                                                                 Exhibit 99.1

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       For the month ended July 31, 1997



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

- -------------------------------------------------------------------------------

                                         DOCUMENT        PREVIOUSLY       EXPLANATION
REQUIRED ATTACHMENTS:                    ATTACHED        SUBMITTED         ATTACHED

1. Tax Receipts                             ( )              (X)              (X)
2. Bank Statements                          ( )              ( )              (X)
3. Most recently filed Income Tax
   Return                                   ( )              (X)              ( )
4. Most recent Annual Financial
   Statements prepared by accountant        ( )              (X)              ( )

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

/s/ David R. Gibson               Senior Vice President/Chief Financial Officer
- ------------------------------    ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                        TITLE

David R. Gibson                                  August 27, 1997
- --------------------------------- ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                    DATE

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                       For the month ended July 31, 1997



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

- -------------------------------------------------------------------------------

1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.

2. The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                     OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                       For the month ended July 31, 1997



Debtor Name:   MobileMedia Corporation et al.

Case Number:   97-174 (PJW)

- -------------------------------------------------------------------------------

See Statement of Operations for reporting period attached.

HEADNOTES:
- ---------

Subsequent to the issuance of the May 31, 1997 Monthly Operating Report, the Company completed the closing of its unaudited financial statements for the year ended December 31, 1996; except for the application of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121"). The following financial statements have not been prepared in accordance with GAAP because SFAS 121 has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) The Company has reduced Paging Revenues to reflect the recording of an allowance for estimated disparities between system recorded revenues and cash collections in the amounts of $2.0, $2.0 and $2.0 million in the months of July, June and May, respectively.

                   MobileMedia Corporation and Subsidiaries
                     Consolidated Statements of Operations
     For the Months Ended July, 31, 1997, June 30, 1997 and May 31, 1997
                                (Unaudited)
                               (in thousands)



                                                      July           June           May
                                                      1997           1997           1997
                                                   ----------     ----------     ----------

Paging Revenues
     Service, Rents & Maintenance (1)                 $41,481        $40,987        $43,599
Equipment Sales
     Product Sales                                      4,055          2,650          2,039
     Cost of Products Sold                              4,333          2,634          2,011
                                                   ----------     ----------     ----------
          Equipment Margin                               (278)            16             28

     Net Revenue                                       41,203         41,003         43,627

Operating Expense
     Service, Rents & Maintenance                      12,992         12,413         14,154
     Selling                                            6,019          5,537          6,110
     General Administration                            15,053         15,213         15,518
                                                   ----------     ----------     ----------
     Operating  Expense Before Depr. & Amort.          34,063         33,163         35,782

     EBITDA Before Reorganization Costs                 7,140          7,840          7,845

     Reorganization Costs                               1,784          2,281          1,473
                                                   ----------     ----------     ----------
     EBITDA after Reorganization Costs                  5,356          5,559          6,371

Depreciation                                            8,334          9,292          8,705
Amortization                                            9,246          9,232          9,232
                                                   ----------     ----------     ----------
     Total Depreciation and Amortization               17,580         18,523         17,938

Operating Loss                                        (12,224)       (12,964)       (11,567)

Interest Expense                                        5,465          4,957          5,277
Other Expense                                              (1)             0             (0)
                                                   ----------     ----------     ----------

Loss Before Income Tax Benefit                        (17,689)       (17,921)       (16,843)

Income Tax Benefit                                          0              0              0
                                                   ----------     ----------     ----------
Net Loss                                             ($17,689)      ($17,921)      ($16,843)
                                                   ==========     ==========     ==========

                            See Accompanying Notes.

                  OFFICE OF THE U.S. TRUSTEE--REGION 3
                  CONDENSED CONSOLIDATED BALANCE SHEET
                   For the month ended July 31, 1997

Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

- ------------------------------------------------------------------------------

See balance sheet attached.

HEADNOTES:

Subsequent to the issuance of the May 31, 1997 Monthly Operating Report, the Company completed the closing of its unaudited financial statements for the year ended December 31, 1996; except for the application of statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed Of" ("SFAS 121"). The following financial statements have not been prepared in accordance with GAAP because SFAS 121 has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtor's filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Reflect certain adjustments to previously reported balance sheet accounts as a result of the closing of the unaudited financial statements for the year ended December 31, 1996.

                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
              As of July 31, 1997, June 30, 1997 and May 31, 1997
                                   (Unaudited)
                                 (in thousands)

                                                                            JULY 31       JUNE 30        MAY 31
                                                                              1997          1997        1997 (1)
                                                                          ------------  ------------  ------------
Assets:
  Current Assets:
     Cash...............................................................  $      3,468  $      4,059  $      3,425
     Accounts Receivable, Net...........................................        60,063        60,834        60,186
     Inventory..........................................................         5,395         6,576         9,090
     Prepaid Expenses...................................................         1,279         1,130         1,108
     Other Current Assets...............................................         2,798         2,755         2,616
                                                                          ------------  ------------  ------------
        Total Current Assets............................................        73,004        75,353        76,425

Noncurrent Assets:
     Property and Equipment, Net........................................       293,194       296,429       298,041
     Deferred Financing Fees, Net.......................................        25,708        26,261        26,815
     Investment In Net Assets Of Equity Affiliate.......................         2,024         2,001         1,978
     Intangible Assets, Net.............................................     1,054,546     1,063,963     1,072,966
     Other Assets.......................................................           876           919           933
                                                                          ------------  ------------  ------------
        Total Noncurrent Assets.........................................     1,376,348     1,389,574     1,400,732

     Total Assets.......................................................  $  1,449,352  $  1,464,927  $  1,477,158
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------
Liabilities and Stockholders' Equity:
  Liabilities Not Subject to Compromise:
     DIP Credit Facility................................................  $     15,000  $     15,000  $     15,000
     Accrued Reorganization Costs.......................................         5,511         5,871         4,162
     Accrued Wages, Benefits and Payroll Taxes..........................        11,713         6,313         5,380
     Accounts Payable--Post Petition....................................         3,939         9,266         8,173
     Accrued Interest (Chase & DIP Facilities ).........................         4,621         4,465         4,464
     Accrued Expenses and Other Current Liabilities.....................        45,364        35,063        34,284
     Advance Billings and Customer Deposits.............................        37,785        37,331        36,514
                                                                          ------------  ------------  ------------
        Total Liabilities Not Subject To Compromise.....................       123,932       113,309       107,977

Liabilities Subject to Compromise:
     Accrued Wages, Benefits and Payroll Taxes..........................         3,093         6,420         6,953
     Chase Credit Facility..............................................       649,000       649,000       649,000
     Notes Payable--10 1/2%.............................................       174,125       174,125       174,125
     Notes Payable--9 3/8%..............................................       250,000       250,000       250,000
     Notes Payable--Yampol..............................................           986           986           986
     Notes Payable--Dial Page 12 1/4%...................................         1,570         1,570         1,570
     Accrued Interest On Notes Payable..................................        20,761        20,761        20,761
     Accounts Payable- Pre Petition.....................................        15,822        16,062        13,954
     Accrued Expenses and Other Current Liabilities--Pre Petition.......        14,055        18,955        20,128
     Other Liabilities..................................................         5,013         5,056         5,099
                                                                          ------------  ------------  ------------
        Total Liabilities Subject To Compromise.........................     1,134,426     1,142,936     1,142,577

Deferred Tax Liability..................................................        72,097        72,097        72,097

Stockholders' Equity

     Class A Common Stock...............................................            39            39            39
     Class B Common Stock...............................................             2             2             2
     Additional Paid-In Capital.........................................       671,459       671,459       671,459
     Accumulated Deficit--Pre Petition..................................      (437,127)     (437,127)     (437,127)
     Accumulated Deficit--Post Petition.................................      (109,354)      (91,666)      (73,744)
                                                                          ------------  ------------  ------------
        Total Stockholders' Equity......................................       125,020       142,708       160,630
Less:
Treasury Stock..........................................................        (6,123)       (6,123)       (6,123)
                                                                          ------------  ------------  ------------
        Total Stockholders' Equity......................................       118,897       136,585       154,507

Total Liabilities and Stockholders' Equity..............................  $  1,449,352  $  1,464,927  $  1,477,158
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

                              SEE ACCOMPANYING NOTES

FOOTNOTES TO THE FINANCIAL STATEMENTS:

1. Subsequent to the issuance of the May 31, 1997 Monthly Operating Report, the Company completed the closing of its unaudited financial statements for the year ended December 31, 1996; except for the application of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets, to be Disposed Of" ("SFAS 121"). The financial statements herein have not been prepared in accordance with GAAP because SFAS 121 has not been applied. The closing of the unaudited December 31, 1996 financial statements led to adjustments to previously reported May amounts in the Balance Sheets and Cash Flows as described in the Headnotes. There may also be adjustments to certain other accounts as a result of the Debtor's filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

In March 1995, the Financial Accounting Standards Board issued SFAS 121, which is effective for financial statements for fiscal years beginning after December 15, 1995. Under certain circumstances, SFAS 121 requires companies to write down the carrying value of long-lived assets recorded in the financial statements to the fair value of such assets. A significant amount of the assets of the Company, which were acquired as a result of the acquisitions of businesses, including the Dial Page and MobileComm acquisitions, were recorded in accordance with principles of purchase accounting at acquisition prices and constitute long-lived assets. The Company has determined, and its independent auditors have concurred, that SFAS 121 is applicable to the Company, and therefore the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write down will be material: however, it is not possible at this time to determine such amount. Since the Company cannot comply with SFAS 121 at this time, it is unable to issue audited financial statements in compliance with generally accepted accounting principles. Consequently, the Company will not file its Report on Form 10-K or its other periodic reports under the Securities Exchange Act of 1934, as amended.

2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries filed for protection under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

   The Court has authorized the debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages;
   (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in-possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. The company has reduced Paging Revenues to reflect the recording of an allowance for estimated disparities between system recorded revenues and cash collections in the amounts of $2.0, $2.0 and $2.0 million for the months of July, June and May, respectively.

5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the debtor-in-possession financing facility (the "DIP facility") with The Chase Manhattan Bank, as agent for the lenders thereunder (the "DIP Lenders"). During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.8 million system reported units in service at July 31, 1997, and offers local, regional and national paging services to its subscribers. The Company estimates it will remove approximately 0.2 million units included above, for which payment is delinquent. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations which occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the Federal Communications Commission (the "FCC") in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

   On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

   On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

   On June 6, 1997, the FCC issued an order staying the hearing proceeding for ten months in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissable transfer of the Company's FCC licenses. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company will result in a change of control. There can be no assurance that the Company will be successful in consummating a plan of reorganization meeting the requirements of the order. In the event that the Company were unable to do so, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                       OFFICE OF THE U.S. TRUSTEE--REGION 3
                          CONSOLIDATED STATEMENT OF CASH
                            RECEIPTS AND DISBURSEMENTS
                         For the month ended July 31, 1997



Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)

- -------------------------------------------------------------------------------

    The Debtors have 63 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

Subsequent to the issuance of the May 31, 1997 Monthly Operating Report, the Company completed the closing of its unaudited financial statements for the year ended December 31, 1996; except for the application of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets, to be Disposed of " ("SFAS 121"). The following financial statements have not been prepared in accordance with GAAP because SFAS 121 has not been applied. Upon the application of SFAS 121, the Company expects to be required to write down the carrying value of its long-lived assets to their fair value. The Company believes the amount of the write-down will be material; however, it is not possible at this time to determine such amount. There may also be adjustments to certain other accounts as a result of the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) Reflect certain adjustments to previously reported cash flow items as a result of the closing of the unaudited financial statements for the year ended December 31, 1996.



                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
        For The Months Ended July 31, 1997, June 30, 1997 and May 31, 1997
                                (Unaudited)
                               (in thousands)


                                                                                   JULY        JUNE         MAY
                                                                                   1997        1997       1997(1)
                                                                                ----------  ----------  ----------
Operating Activities
  Net Loss....................................................................   ($17,689)  ($17,921)   ($16,843)
  Adjustments To Reconcile Net Loss To Net Cash
  Provided By (Used In) Operating Activities:
    Depreciation And Amortization.............................................     17,580     18,523      17,938
    Provision For Uncollectible Accounts And Returns..........................      5,468      5,323       5,527
    Undistributed Earnings Of Affiliate.......................................        (23)       (23)        (28)
    Deferred Financings Fees, Net.............................................        554        554         554
    Change In Operating Assets and Liabilities:
      Accounts Receivable.....................................................     (4,698)    (5,971)     (4,842)
      Inventory...............................................................      1,180      2,515       1,445
      Prepaid Expenses And Other Assets.......................................         22       (377)        370
      Accounts Payable, Accrued Expenses and Other............................      2,114      5,691      (6,714)
                                                                                ----------  ----------  ----------
Net Cash Provided By (Used In) Operating Activities...........................      4,508      8,314      (2,593)


Investing Activities
  Construction And Capital Expenditures,
      Including Net Change In Pager Assets....................................     (5,100)    (7,680)     (2,780)
                                                                                ----------  ----------  ----------
Net Cash Used In Investing Activities.........................................     (5,100)    (7,680)     (2,780)


Financing Activities
  Borrowings (Repayments) of DIP Credit Facility..............................          0          0           0
                                                                                ----------  ----------  ----------
Net Cash Provided By (Used In) Financing Activities...........................          0          0           0


Net Decrease In Cash And Cash Equivalents.....................................       (591)       634      (5,374)
Cash And Cash Equivalents At Beginning Of Period..............................      4,059      3,425       8,799
                                                                                ----------  ----------  ----------
Cash And Cash Equivalents At End Of Period....................................    $ 3,468    $ 4,059     $ 3,425
                                                                                ----------  ----------  ----------
                                                                                ----------  ----------  ----------

                             SEE ACCOMPANYING NOTES

                                   12 of 18

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                        For the month ended July 31, 1997



Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)


- -------------------------------------------------------------------------------


- -------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
- -------------------------------------------------------------------------------
             $41,033,028    0-30 days old
- -------------------------------------------------------------------------------
              21,493,772   31-60 days old
- -------------------------------------------------------------------------------
              14,354,770   61-90 days old
- -------------------------------------------------------------------------------
              63,574,251   91+ days old
- -------------------------------------------------------------------------------
             140,455,821   TOTAL TRADE ACCOUNTS RECEIVABLE
- -------------------------------------------------------------------------------
            (82,469,423)   ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
- -------------------------------------------------------------------------------
              57,986,398   TRADE ACCOUNTS RECEIVABLE (NET)
- -------------------------------------------------------------------------------
               2,076,998   OTHER NON-TRADE RECEIVABLES
- -------------------------------------------------------------------------------
             $60,063,396   ACCOUNTS RECEIVABLE, NET
- -------------------------------------------------------------------------------





- -------------------------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
- -----------------------------------------------------------------------------------------------------------------
                                                         0-30        31-60       61-90       91+
                                                         DAYS         DAYS       DAYS       DAYS        TOTAL
- -----------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE...................................  $2,036,014    1,136,783    501,561    264,297    $3,938,654
- -----------------------------------------------------------------------------------------------------------------

                     OFFICE OF THE U.S. TRUSTEE--REGION 3
                       STATEMENT OF OPERATIONS, TAXES,
                          INSURANCE AND PERSONNEL
                       For the month ended July 31, 1997


Debtor Name: MobileMedia Corporation et al.

Case Number: 97-174 (PJW)


- --------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
- --------------------------------------------------------------------------------------------------------------------------
                                              BEGINNING        AMOUNT                       ENDING
                                                 TAX          WITHHELD        AMOUNT         TAX         DELINQUENT
                                              LIABILITY      OR ACCRUED        PAID       LIABILITY        TAXES
                                             ------------  --------------  ------------  ------------  --------------
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------
FEDERAL
- --------------------------------------------------------------------------------------------------------------------------
WITHHOLDING................................   $        0    $  2,183,474   $  2,183,474  $          0   $          0
- --------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE..............................            0         671,295        671,295             0              0
- --------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER..............................       33,772       1,599,602      1,506,011       127,363              0
- --------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT...............................          461          20,162         18,780         1,843              0
- --------------------------------------------------------------------------------------------------------------------------
INCOME.....................................            0               0              0             0              0
- --------------------------------------------------------------------------------------------------------------------------
TOTAL FEDERAL TAXES........................       34,233       4,474,533      4,379,560       129,206              0
- --------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
- --------------------------------------------------------------------------------------------------------------------------
WITHHOLDING................................            0         207,546        207,546             0              0
- --------------------------------------------------------------------------------------------------------------------------
SALES......................................      610,191       2,378,889      1,857,863     1,131,216              0
- --------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT...............................        2,546          97,326         90,002         9,870              0
- --------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY..............................    1,670,473         774,508        228,970     2,216,011              0
- --------------------------------------------------------------------------------------------------------------------------
OTHER......................................      208,286         319,292         53,215       474,363              0
- --------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL......................    2,491,496       3,831,137      2,437,596     3,885,038              0
- --------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES................................   $2,525,729    $  8,305,670   $  6,817,156  $  4,014,244   $          0
- --------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------
                                    PAYMENTS TO INSIDERS AND PROFESSIONALS
                                      For the month ended July 31, 1997
- -----------------------------------------------------------------------------------------------------------------
                                                    INSIDERS
- -----------------------------------------------------------------------------------------------------------------
                                                                        SALARY/BONUS/   REIMBURSABLE
          PAYEE NAME                             POSITION               AUTO ALLOWANCE    EXPENSES       TOTAL
- ----------------------------------  ----------------------------------  --------------  -------------  ----------
Alvarez & Marsal Inc.--             Chairman--Restructuring               $        0      $       0    $        0
  Joseph A. Bondi
- -----------------------------------------------------------------------------------------------------------------
Boykin, Roberta                     Assistant Corporate Counsel                8,462              0         8,462
- -----------------------------------------------------------------------------------------------------------------
Burdette, H. Stephen                Senior VP Corporate Development           15,530          2,398        17,928
                                      and Acting Senior VP Operations
- -----------------------------------------------------------------------------------------------------------------
Cross, Andrew                       Executive VP Sales and Marketing          17,000          4,584        21,584
- -----------------------------------------------------------------------------------------------------------------
Grawert, Ron                        Chief Executive Officer                   30,769          5,942        36,711
- -----------------------------------------------------------------------------------------------------------------
Gray, Patricia                      Secretary/Acting General Counsel          13,085            165        13,250
- -----------------------------------------------------------------------------------------------------------------
Gross, Steven                       Senior VP Strategic Planning              13,923          2,587        16,510
- -----------------------------------------------------------------------------------------------------------------
Hilson, Debra                       Assistant Secretary                        4,615          1,960         6,575
- -----------------------------------------------------------------------------------------------------------------
Hughes, Curtis                      Assistant VP Mgmt. Information             8,320            299         8,619
                                      Systems
- -----------------------------------------------------------------------------------------------------------------
Pascucci, James                     Assistant Treasurer                        7,315          1,370         8,685
- -----------------------------------------------------------------------------------------------------------------
Pittsman, Santo                     Senior VP of Administration and           15,846            540        16,386
                                      Business Planning
- -----------------------------------------------------------------------------------------------------------------
Shea, Kevin                         Treasurer                                 10,778              0        10,778
- -----------------------------------------------------------------------------------------------------------------
Witsaman, Mark                      Senior VP and Chief Technology            15,942          6,195        22,137
                                      Officer
- -----------------------------------------------------------------------------------------------------------------
                                                                         TOTAL PAYMENTS TO INSIDERS    $  187,625
- -----------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                 PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                        For the month ended July 31, 1997
- -------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------
                                                     PROFESSIONALS
- -----------------------------------------------------------------------------------------------------------------------
                                                                                                             HOLDBACK
                                                                                                               AND
                                                                   DATE OF                                   INVOICE
                                                                    COURT      INVOICES        INVOICES      BALANCES
             NAME AND RELATIONSHIP                                 APPROVAL    RECEIVED (1)      PAID          DUE
- ---------------------------------------------------------------  ------------  ------------  ------------  ------------
1. Ernst & Young--Auditor, Tax and Financial Consultants to
  Debtor                                                              1/30/97  $  1,197,758  $    480,256  $    943,616
- -----------------------------------------------------------------------------------------------------------------------
2. Latham & Watkins--Counsel to Debtor                                1/30/97       104,114       157,589       238,553
- -----------------------------------------------------------------------------------------------------------------------
3. Alvarez & Marsal Inc.- Restructuring Consultant to Debtor
  (2)                                                                 1/30/97       223,297       176,492       364,555
- -----------------------------------------------------------------------------------------------------------------------
4. Sidley & Austin--Bankruptcy Counsel to Debtor                      1/30/97       174,371       161,199       333,274
- -----------------------------------------------------------------------------------------------------------------------
5. Young, Conway, Stargate & Taylor--Delaware Counsel to Debtor       1/30/97        12,346        26,204        18,944
- -----------------------------------------------------------------------------------------------------------------------
6. Wiley, Rein & Fielding--FCC Counsel to Debtor                      1/30/97       194,229       192,975       300,753
- -----------------------------------------------------------------------------------------------------------------------
7. Koteen & Naftalin--FCC Counsel to Debtor                           6/11/97        16,060        39,412        25,744
- -----------------------------------------------------------------------------------------------------------------------
8. Houlihan, Lokey, Howard & Zukin--Advisors to the Creditors'
  Committee                                                           6/04/97       --            264,398        50,000
- -----------------------------------------------------------------------------------------------------------------------
9. Jones, Day, Reavis & Pogue--Counsel to the Creditors'
  Committee                                                           4/03/97        30,597        64,553        19,669
- -----------------------------------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell--Delaware Counsel to the
  Creditors' Committee                                                4/03/97       --              8,378         1,756
- -----------------------------------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton & Garrison--FCC Counsel to
  the Creditors' Committee                                            4/25/97        38,928        31,999        16,251
- -----------------------------------------------------------------------------------------------------------------------
12. The Blackstone Group LP--Financial Advisors to Debtor             7/10/97       509,462             0       509,462
- -----------------------------------------------------------------------------------------------------------------------
        TOTAL PAYMENTS TO PROFESSIONALS                                        $  2,501,162  $  1,603,455  $  2,822,577
- -----------------------------------------------------------------------------------------------------------------------

- ------------------------
(1) Excludes invoices for fees and expenses through July 31, 1997 that were received by the Debtors subsequent to July 31, 1997.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

- --------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
For the month ended July 31, 1997
- --------------------------------------------------------------------------------
                                          SCHEDULED     AMOUNTS
                                           MONTHLY        PAID         TOTAL
                                          PAYMENTS       DURING        UNPAID
NAME OF CREDITOR                             DUE         MONTH      POSTPETITION
- ---------------------------------------  -----------  ------------  ------------
The Chase Manhattan Bank--(Interest)...  $ 4,724,249  $ 4,724,249*    $      0
- --------------------------------------------------------------------------------

- ------------------------
*   Payment made on 8/1/97.

- ------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE
FOR THE MONTH ENDED JULY 31, 1997                                                                             YES    NO
- ---------------------------------------------------------------------------------------------------------    -----  ----
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?            No
- ------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                        No
- ------------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                           No
- ------------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this reporting period?                             Yes
- ------------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                                   Yes
- ------------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                                     No
- ------------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                                     No
- ------------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                                 No
- ------------------------------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                                             No
- ------------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                         No
- ------------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                                         Yes
- ------------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                                  No
- ------------------------------------------------------------------------------------------------------------------------

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.


Item 4 & 11.  The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted prepetition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) customer refunds; and (vii) customer rewards.

Item 5. During the month of February 1997, the Debtors drew down $45 million of borrowings under the DIP facility with The Chase Manhattan Bank, as agent for the lenders thereunder. During the months of March and April 1997, the Debtors repaid $25 million and $5 million, respectively, of borrowings under the DIP facility.

- --------------------------------------------------------------------------------
                                    INSURANCE
                       For the month ended July 31, 1997
- --------------------------------------------------------------------------------
         There were no changes in insurance coverage for the reporting period.
- --------------------------------------------------------------------------------


- ----------------------------------------------------------------------------------------------
                                         PERSONNEL
                            For the month ended July 31, 1997
- ----------------------------------------------------------------------------------------------
                                                                     FULL TIME     PART TIME
                                                                    -----------  -------------
- ----------------------------------------------------------------------------------------------
1. Total number of employees at beginning of period                      3,457           135
- ----------------------------------------------------------------------------------------------
2. Number of employees hired during the period                               7            17
- ----------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period             13            97
- ----------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period                 3,451            55
- ----------------------------------------------------------------------------------------------